                 -----------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of Report (Date of earliest event reported): July 9, 2001



                              ELI LILLY AND COMPANY
             (Exact name of registrant as specified in its charter)



           Indiana                        333-35248             35-040950
 (State or Other Jurisdiction            (Commission        (I.R.S. Employer
      of Incorporation)                  File Number)       Identification No.)


     Lilly Corporate Center                                       46285
     Indianapolis, Indiana                                     (Zip Code)
     (Address of Principal
       Executive Offices)







       Registrant's telephone number, including area code: (317) 276-2000



                                    No Change
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


  ---------------------------------------------------------------------------


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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit Number         Exhibit
--------------         -------

(1)                    Form of Underwriting Agreement, dated as of July 9, 2001,
                       among Eli Lilly and Company and J.P. Morgan Securities Inc., Salomon
                       Smith Barney Inc., Banc of America Securities LLC, Banc One Capital
                       Markets, Inc., Mellon Financial Markets, LLC, and Merrill Lynch
                       Pierce, Fenner & Smith, Incorporated, relating to the issuance and sale by Eli Lilly and Company of $400,000,000 aggregate principal amount of its 5.50% Notes Due 2006.

(4)                    Form of 5.50% Note Due 2006.


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



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ELI LILLY AND COMPANY
                                      Registrant)


                                      By: /s/ Thomas W. Grein
                                         -----------------------------------
                                         Name:  Thomas W. Grein
                                         Title: Vice President and Treasurer






Dated:  July 12, 2001



                                  EXHIBIT INDEX
                                  -------------



Exhibit Number            Description of Exhibit
--------------            -----------------------

(1)                       Form of Underwriting Agreement, dated as of July 9, 2001, among Eli Lilly and
                          Company and J.P. Morgan Securities Inc., Salomon Smith Barney Inc., Banc of America
                          Securities LLC, Banc One Capital Markets, Inc., Mellon Financial Markets, LLC, and
                          Merrill Lynch Pierce, Fenner & Smith, Incorporated, relating to the issuance and sale by Eli Lilly and Company of $400,000,000 aggregate principal amount of its
                          5.50% Notes Due 2006.

(4)                       Form of 5.50% Note Due 2006.